SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2006

IJJ CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-33515	11-3619828
(Commission File Number)	(I.R.S. Employer Identification Number)

8540 Ashwood Drive, Capitol Heights, Maryland	20743
(Address of Principal Executive Offices)	(Zip Code)

(301) 324-4992
(Registrant’s Telephone Number, Including Area Code)

SUN & SURF INC.
(Former Name or Former Address, if Changed Since Last Report)

Not Applicable
INFORMATION INCLUDED IN REPORT ON FORM 8-K

Item 7.01 Regulation FD Disclosure

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This release contains forward looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, objectives, missions, or the negative thereof, other variations thereon or comparable terminology. Such statements are based on currently available information which management has assessed, but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward looking statements. Forward looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Item 8.01 Other Events.

IJJ Corporation (“IJJ”), the registrant, announces that on March 7, 2006 its wholly-owned operating subsidiary, Management Solutions and Systems, Inc. (“MSSI”), filed a petition for protection under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland, Case No. 06-11211. The bankruptcy filing was made pursuant to a resolution approved by MSSI’s Board of Directors on March 7, 2006. In MSSI’s Bankruptcy Schedule B - Personal Property, it lists an unliquidated claim against IJJ for payments made by MSSI to cover IJJ’s costs related to IJJ’s status as a SEC reporting company and to the costs associated with IJJ’s “reverse merger” transaction with its predecessor, Sun & Surf, Inc. (“SSI”).

According to MSSI’s Disclosure Statement filed on September 19, 2006 (“Disclosure Statement”), many of the problems which impelled MSSI into its Chapter 11 case stem from a series of complex securities transactions comprising the “reverse merger,” which occurred in late 2003 and early 2004. The “reverse merger” involved SSI, a public corporation shell incorporated in New York, which thereby became the parent and sole shareholder of MSSI. Shortly after the transaction had been completed, in February 2004, SSI changed its name to IJJ Corporation. More information regarding the reverse merger transaction is available in IJJ’s Form 10-KSB/A for the fiscal year ending October 31, 2004, filed by IJJ Corporation, which is on file with the U.S. Securities and Exchange Commission (“SEC”) and is also available online through the SEC website, www.sec.gov.

MSSI’s Disclosure Statement states further that since MSSI is the only operating entity, and with SSI (IJJ) having no operating business of its own, all of the costs of the reverse merger transaction were paid for by MSSI, including paying for IJJ’s continuing reporting obligations imposed under the Federal securities laws. MSSI asserts that the reverse merger/recapitalization transaction cost approximately $572,000 in legal and management consulting fees. IJJ burdened MSSI with these costs, and some of which are still unpaid. There are also some substantial obligations which IJJ obliged took on itself and did not pass along to MSSI which still remain unpaid. According to the Disclosure Statement, IJJ presently owes MSSI approximately $400,000 and has been deemed uncollectible by MSSI.

With regard to IJJ’s ownership of MSSI, an overview of MSSI’s Plan of Reorganization filed on September 19, 2006 (the “Plan”) follows. IJJ, MSSI’s sole shareholder, owes approximately $400,000 to MSSI relating to MSSI’s financial support of various activities of IJJ relating to IJJ’s status as an SEC reporting company and relating to the “reverse merger” transaction which led to the present ownership structure. This debt is considered to be uncollectible by MSSI according to Schedule B of MSSI’s bankruptcy schedules as filed.

IJJ’s management believes that it is not able to contribute “new value” so as to be in a position to retain its stock ownership position in MSSI. Consequently, the Plan provides that the stock in MSSI owned by IJJ will be cancelled. Larry L. Brooks, the president and CEO of MSSI, will become the new sole shareholder of MSSI as new stock will be issued to Mr. Brooks in consideration of a “new value” capital contribution of $30,000.00, to be paid after confirmation of the Plan by the Bankruptcy Court. This capital contribution will be part of the funding for the initial payment to the general unsecured creditors, in addition to earnings from post-petition operations.

According to MSSI, the importance of the Plan’s proposed recapitalization extends well beyond the value of the $30,000.00 contribution. Mr. Brooks is the “key man” to the company in terms of future operations, and his retention in a management position is considered to be crucial to the future success of the company. Several key MSSI personnel have indicated that they would not remain with the company if Mr. Brooks were to leave or be replaced from his present position. Furthermore, MSSI asserts that the success which the Company has enjoyed while in bankruptcy is due primarily to Mr. Brooks’ expertise in marketing and to the personal relationships built up over a period of time between Mr. Brooks and the procurement personnel of the various customer agencies. Some of these agencies have expressed particular confidence in Mr. Brooks’ ability to operate the company and, it is believed, Mr. Brooks’ retention as CEO is essential to the retention of major customer contracts and major lender, especially MSSI’s HUD contract. Finally, the fact that Mr. Brooks is a service-disabled veteran has made it possible for the company to qualify for set-aside or preferential programs administered by the U.S. Small Business Administration (“SBA”), similar to the SBA’s Section 8(a) program, which is expected to expand contracting opportunities in the future. Under this program, businesses which qualify as owned by service-disabled veterans are eligible for preferred status in procurement; the current target of the program is to assure that 3 percent of government contracts are “set aside” for such businesses.

IJJ’s disinterested Board of Directors met to discuss the adequacy of disclosure in MSSI’s Disclosure Statement and merits of MSSI’s proposed Plan of Reorganization as supported by the appointed Official Committee of Unsecured Creditors. IJJ’s disinterested Board of Directors has determined that IJJ has no other business other than the business of MSSI; has no assets or means to make any payments due MSSI; has no financial means to provide “new value” to MSSI to retain its stock ownership interest in MSSI; and, has no financial means to propose an alternative confirmable Plan.

IJJ’s disinterested Board of Directors does not intend to object to the adequacy of the disclosure contained in MSSI’s Disclosure Statement. IJJ’s disinterested Board of Directors intends to vote in favor of confirmation of the Plan, if a vote is required by applicable rules under the Bankruptcy Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IJJ CORPORATION

October 4, 2006	By:	/s/ Clifford Pope
Clifford Pope
President